VAN KAMPEN UNIT TRUSTS, SERIES 1187

                       Inflation Hedge Portfolio, Series 4

               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 6, 2012


   Notwithstanding anything to the contrary in the prospectus, the shares of BlackRock Equity Dividend Trust have been liquidated from the trust set forth above because of the scheduled merger of that fund.

Supplement Dated: February 22, 2012